Exhibit 99.906.CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jean Bernhard Buttner, Chairman and President of the Value Line Strategic Asset Management Trust (the “Registrant”), certify that:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 12/31/04 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 4, 2005

By:	/s/ Jean Bernhard Buttner
Jean Bernhard Buttner
Chairman and President
Value Line Strategic Asset Management Trust

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David T. Henigson, Vice President and Secretary/Treasurer of the Value Line Strategic Asset Management Trust (the “Registrant”), certify that:

1.	The periodic report on Form N-CSR of the Registrant for the period ended 12/31/04 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 4, 2005

By:	/s/ David T. Henigson
David T. Henigson
Vice President and Secretary/Treasurer
Value Line Strategic Asset Management Trust